STATEMENT TO NOTEHOLDERS

Household Home Equity Loan Trust 2003-2

Payment Number	7
Beginning Date of Collection Period	01-Jun-04
End Date of Collection Period	30-Jun-04
Payment Date	20-Jul-04
Previous Payment Date	21-Jun-04

Funds Disbursement
Collected Funds	41,830,805.32
Available Payment Amount	41,559,467.37
Principal Collections	37,998,685.08
Interest Collections (net of servicing fee)	3,560,782.29
Net of principal recoveries	3,560,782.29
Principal recoveries	-
Servicing fee	271,337.95
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	41,830,805.32

Interest Paid to Notes	704,396.25
Principal Paid to Notes	40,855,071.12
Transferor - pursuant to Section 5.01 (a) (xii)	-
Servicing Fee	271,337.95

Pool Balance
Beginning Pool Balance	651,211,079.07
Principal Collections (including repurchases)	37,998,685.08
Additional Principal Reduction Amount	0.00
Ending Pool Balance	613,212,393.99

Collateral Performance
Cash yield (% of beginning balance, annualized)	7.06%
Loss rate (net of principal recoveries; % of beginning balance)	0.00%
Net yield	7.06%
Realized Losses	-
Cumulative Realized Losses	69,714.70
Cumulative Loss Percentage	0.01%
Delinquent Loans:
One payment principal balance of loans	3,357,097.77
One payment number of loans	31
Two payments principal balance of loans	1,207,746.78
Two payments number of loans	14
Three-payments plus principal balance of loans	3,150,913.16
Three-payments plus number of loans	29
Two Payment-Plus Delinquency Percentage (for related Collection Period)	0.71%
Two Payment-Plus Rolling Average (for such Payment Date)	0.53%

Home Equity Loan Detail
Number of loans purchased or susbstituted pursuant to Section 2.02	-
Principal balance of loans purchased or susbstituted pursuant to Section 2.02	-
Number of loans purchased or susbstituted pursuant to Section 2.04	-
Principal balance of loans purchased or susbstituted pursuant to Section 2.04	-
Number of loans purchased or susbstituted pursuant to Section 3.01	-
Principal balance of loans purchased or susbstituted pursuant to Section 3.01	-
Substitution Adjustment Amounts	-

Number outstanding beginning of period	5,731
Number outstanding end of period	5,456
Principal balance of all REO as of the end of the Collection Period	-
Number of loans that went into REO during the Collection Period	-
Principal balance of loans that went into REO during the Collection Period	0.00

Overcollateralization
Begin OC Amount	121,640,726.49
OC Release Amount	0.00
Extra Principal Payment	2,856,386.04
End OC Amount	124,497,112.53

Target OC Amount	140,182,500.92
Interim OC Amount	121,640,726.49
Interim OC Deficiency	18,541,774.43

Monthly Excess Cashflow	2,856,386.04
Principal Payment Amount	37,998,685.08
Principal Collections	37,998,685.08
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Master Servicer Termination Event	No
Event of Default	No
Total Note Principal Amount divided by Total Original Note Principal Amount	66.36%

Interest Calculations
1 month LIBOR	1.28000%
Class A Formula Rate (1-mo. Libor plus 33 bps)	1.61000%
Class A Note Rate	1.61000%
Class M Formula Rate (1-mo. Libor plus 58 bps)	1.86000%
Class M Note Rate	1.86000%
Available Funds Cap	9.51114%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	56.405852
2. Principal Payment per $1,000	55.473279
3. Interest Payment per $1,000	0.932573

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.61000%
2. Days in Accrual Period	29

3. Class A Interest Due	573,653.71
4. Class A Interest Paid	573,653.71
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	442,311,707.53
2. Class A Principal Due	34,123,277.82
3. Class A Principal Paid	34,123,277.82
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	408,188,429.71

7. Class A Note Principal Amount as a % of Original Class A Note Principal Amount, EOP	0.6635808
8. Class A Note Principal Amount as a % of the Pool Balance, EOP	0.6656559

Class M Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	56.550661
2. Principal Payment per $1,000	55.473279
3. Interest Payment per $1,000	1.077383

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.86000%
2. Days in Accrual Period	29

3. Class M Interest Due	130,742.54
4. Class M Interest Paid	130,742.54
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	87,258,645.05
2. Class M Principal Due	6,731,793.30
3. Class M Principal Paid	6,731,793.30
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	80,526,851.75

7. Class M Note Principal Amount as a % of Original Class M Note Principal Amount, EOP	0.6635808
8. Class M Note Principal Amount as a % of the Pool Balance, EOP	0.1313197

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD HOME EQUITY LOAN TRUST 2003-2

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of December 18, 2003 (the "Sales and Servicing Agreement"), by and among
HFC Revolving Corporation, as Depositor, the Master Servicer, JPMorgan Chase Bank,
as Trustee, and Household Home Equity Loan Trust 2003-2, the Trust, does hereby certify with respect to the information set forth below as follows:

1 Capitalized terms used in this Servicing Certificate shall have the respective meanings set forth in the Sales and Servicing Agreement.

2 Household Finance Corporation is, as of the date hereof, the Master
Servicer under the Sales and Servicing Agreement.

3 The undersigned is a Servicing Officer.

4 This Certificate relates to the Payment Date occurring on July 20, 2004

5 As of the date hereof, to the best knowledge of the undersigned, the Master
Servicer has performed in all material respects all its obligations under the
Sales and Servicing Agreement through the Collection Period preceding such
Payment Date and that, except as my be noted on the Servicing Certificate related to a Trigger Event, no Master Servicer Termination has occurred since the prior Determination Date.

6 As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of July, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer